                               WARRANT AGREEMENT

     This WARRANT AGREEMENT (this "AGREEMENT") is made and entered into as of the 24th day of March, 1995, by and between NEW IMAGE INDUSTRIES, INC., a Delaware corporation (the "Company"), and COLMAN FURLONG & CO., ("Holder"). In consideration of these premises and the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Company and Holder agree as follows:

    1.  GRANT OF WARRANT.

    In consideration of the sum of $275.00 ($0.001 per Warrant) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company hereby grants to Holder the right and option (the "Warrant"), upon the terms and subject to the conditions set forth in this Agreement, to purchase all or any portion of 275,000 shares of the Common Stock, par value $0.001 per share, of the Company (the "Shares") at an exercise price of $3.875 per share (the "Exercise Price").

    2.  TERM OF WARRANT.

    The Warrant shall terminate and expire at 5:00 p.m., Los Angeles time, on March 23, 2000 (the "Warrant Expiration Date"), unless sooner terminated as provided herein.

    3.  VESTING.

        (a) The Warrant shall be exercisable with respect to 125,000 shares of Common Stock commencing on the date hereof. The remaining portion of this Warrant shall vest in 12 equal monthly installments of 12,500 Shares each on the last day of each month after the date hereof, commencing on March 30, 1995. Once vested, the Warrant, or portion thereof, shall be exercisable in full by the holder hereof at any time from and after the date hereof and prior to the Warrant Expiration Date.

        (b) If that certain Engagement Agreement, by and between the Company and Holder, dated March 24, 1995 (the "Engagement Agreement") should terminate prior to the vesting of all of the Shares hereunder, Holder shall only be entitled to exercise its rights hereunder with respect to those Shares which were vested on the date of termination of the Engagement Agreement.

        (c) Notwithstanding the foregoing, the Warrant shall fully vest immediately prior to the closing of a merger, consolidation, sale of substantially all of the assets of the Company or other corporate reorganization (collectively, a


                                EXHIBIT: 10.16

"Reorganization") in which the Company is not the "surviving corporation." For these purposes, a determination as to whether the Company is the surviving corporation shall be made on the basis of the relative equity interests of the shareholders in the corporation existing after the Reorganization, as follows: If the holders of the securities of the Company prior to the Reorganization own equity securities possessing more than 50% of the voting power of the corporation existing after the Reorganization, then for the purposes of this Agreement, the Company shall be the surviving corporation. In all other bases, the Company shall not be the surviving corporation.

        (d) Notwithstanding anything to the contrary contained in this Agreement, the Warrant may not be exercised, in whole or in part, unless and until any then-applicable requirements of all state and federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel.

    4.  EXERCISE OF WARRANT.

    There is no obligation to exercise the Warrant, in whole or in part. The Warrant may be exercised, in whole or in part, only by delivery to the Company of:

        (a) written notice of exercise in form and substance identical to Exhibit "A" attached to this Agreement stating the number of Shares then being purchased (the "Purchased Shares"); and

        (b) payment of the Exercise Price of the Purchased Shares by wire transfer of immediately available Federal funds.

    Upon receipt of the foregoing, the Company shall promptly issue in the name of the Holder a stock certificate evidencing the Purchased Shares being purchased by such exercise and deliver such certificate to the Holder.

    5.  RESTRICTIONS ON PURCHASED SHARES.

    Holder shall not sell, transfer (with or without consideration), assign, pledge, hypothecate or otherwise dispose of (collectively, "Transfer") any of the Purchased Shares unless the Purchased Shares are disposed of pursuant to and in conformity with an effective registration statement filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act"), or pursuant to an available exemption from the registration and prospectus delivery requirements of the Act, and the proposed disposition will not result in a violation of the securities laws of any state of the United States.


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

    If requested by the Company, Holder shall, prior to the transfer of such Purchased Shares, deliver to the Company a written opinion of counsel, satisfactory to the Company and its counsel, that the proposed disposition will comply with the requirements set forth in this paragraph 5.

    Any attempted Transfer which is not in full compliance with this Paragraph 5 shall be null and void AB INITIO, and of no force or effect.

    6.  ADJUSTMENTS UPON RECAPITALIZATION.

        (a) In the event the Company should at any time or from time to time after the date of this Warrant (the "Issuance Date") fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Exercise Price shall be appropriately decreased (i.e., the per share Exercise Price shall be adjusted such that the aggregate exercise price for all Shares issuable upon exercise of the Warrants in full, as adjusted, shall remain the same) and the number of Shares shall be increased in proportion to such increase in the aggregate number of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents.

        (b) If the number of shares of Common Stock outstanding at any time after the Issuance Date is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Exercise Price shall be appropriately increased (i.e., the per share Exercise Price shall be adjusted such that the aggregate exercise price for all Shares issuable upon exercise of the Warrants in full, as adjusted, shall remain the same) and the number of Shares shall be decreased in proportion to such decrease in the aggregate number of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents.

        (c) In case of any capital reorganization, any reclassification of the Common Stock (other than a change in par value or a recapitalization described in Section 6(a) or 6(b) of this Agreement), or the consolidation of the Company with, or a sale of substantially all of the assets of the Company to (which sale is followed by a liquidation or dissolution of the Company), or merger of the Company with, another person, the Holder shall thereafter be entitled upon exercise of the Warrant to purchase the kind and number of shares of stock or other securities or the amount or value of any cash, assets or other property receivable upon such event by a holder of the number of shares of the Common Stock which the Warrant entitles the holder of the Warrant to purchase from the Company immediately prior to such event; and in any such case, appropriate adjustment shall be made in the application of the provisions set forth in this Agreement with respect to the Holder's rights and interests thereafter, to the end that the provisions set forth in this Agreement (including the specified changes and other adjustments to the Exercise Price) shall thereafter be applicable in relation to any shares or other property thereafter purchasable upon exercise of the Warrant.

        (d) In the event the Company should at any time or from time to time after the Issuance Date fix a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in securities or rights convertible into, or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock or the securities or such rights of any other corporation (other than Common Stock Equivalents covered be Section 6(a) hereof), the Holder shall thereafter be entitled upon exercise of the Warrant to receive, in addition to the Purchased Shares being purchased upon such exercise, the securities or rights convertible into securities receivable upon such event by a holder of the number of shares of the Common Stock which the Holder is purchasing upon such exercise.

        (e)  If it is expected that there will occur any event described in
Section 6(c) or 6(d) hereof, the Company shall give the holder of the Warrants notice thereof, which notice shall be given at such time or times as notice is given to the holders of the Company's Common Stock.

        (f) The provisions of this Section 6 are intended to be exclusive, and the holder of the Warrant shall have no rights other than as set forth in this Agreement (and the rights of a stockholder upon exercise of the Warrant) upon the occurrence of any of the events described in this Section 6.

        (g) The grant of the Warrant shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure, or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

    7.  REPRESENTATIONS AND WARRANTIES OF HOLDER.

        Holder makes the following representations and warranties:

        (a) Holder is acquiring the Warrants for its own account with the present intention of holding such securities for investment purposes only and not with a view to, or for sale in connection with, any distribution of such securities (other than a distribution in compliance with all applicable federal and state securities laws).

        (b) Holder is an experienced and sophisticated investor and has such knowledge and experience in financial and business matters that it is capable of evaluating the relative merits and the risks of an investment in the Warrants and in the Shares and of protecting its own interests in connection with this transaction.

        (c) Holder is willing to bear and is capable of bearing the economic risk of an investment in the Warrants and the Shares.

        (d) The Company has made available, prior to the date of this Agreement, to Holder the opportunity to ask questions of the Company and its officers, and to receive from the Company and its officers information concerning the terms and conditions of the Warrants and this Agreement and to obtain any additional information with respect to the Company, its business, operations and prospects, as reasonably requested by Holder.

        (e) Holder is an "accredited investor" as that term is defined under Rule 501(a)(8) of Regulation D promulgated by the Securities and Exchange Commission under the Act.

        (f) For purposes of the application of federal and state securities laws, Holder acknowledges that the offer and sale of the Warrants to such Holder occurred in the State of California and that such Holder is a resident of the State of California.

    8.  LEGEND ON STOCK CERTIFICATES.

    Holder agrees that all certificates representing the Purchased Shares will be subject to such stock transfer orders and other restrictions as the Company may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed and any applicable federal or state securities laws, and the Company may cause the following legend to be put on such certificates to make appropriate reference to such restrictions:

    THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED OR OTHERWISE HYPOTHECATED WITHOUT REGISTRATION UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION THEREFROM.

     9.  NO RIGHTS AS STOCKHOLDER.

     Holder shall have no rights as a stockholder of the Company with respect to the Shares until the date of the issuance to Holder of a stock certificate or stock certificates evidencing such Shares. Except as may be provided in Paragraph 6 of this Agreement, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued.

    10. MODIFICATION.

    The Board or a committee thereof may modify, extend or renew the Warrant or accept the surrender of, and authorize the grant of a new option in substitution for, the Warrant (to the extent not previously exercised). No modification of the Warrant shall be made without the consent of Holder which would alter or impair any rights of Holder under the Warrant.

    11. DISPUTES.

        (a) ARBITRATION. All disputes arising in connection with this Agreement shall be finally settled by arbitration in Los Angeles, California, in accordance with the rules of the American Arbitration Association (the "Rules of Arbitration") and judgment on the award rendered by the arbitration panel (the "Arbitration Panel") may be entered in any court or tribunal of competent jurisdiction.

        (b) Any party which desires to initiate arbitration proceedings as provided in Section 11(a) above may do so by delivering written notice to the other party (the "Arbitration Notice") specifying (A) the nature of the dispute or controversy to be arbitrated, (B) the name and address of the arbitrator appointed by the party initiating such arbitration and (C) such other matters as may be required by the Rules of Arbitration.

        (c) The Parties shall appoint a single arbitrator who shall constitute the Arbitration Panel hereunder. Should the parties not agree upon the appointment of the arbitrator within 30 days of delivery of the Arbitration Notice, the Arbitrator shall be appointed in accordance with the Rules of Arbitration.

        (d) In any arbitration proceeding conducted pursuant to the provisions of this Section 11, both parties shall have the right to discovery, to call witnesses and to cross-examine the opposing party's witnesses, either through legal counsel, expert witnesses or both.

        (e) FINALITY OF DECISION. All decisions of the Arbitration Panel shall be final, conclusive and binding on all parties and shall not be subject to judicial review. The arbitrator shall divide all costs (other than fees of counsel) incurred in conducting the arbitration proceeding and the final award in accordance with what they deem just and equitable under the circumstances.

         (f) LIMITATIONS. Notwithstanding anything to the contrary contained in Sections 11(a) and 11(b) above, any claim by either party for injunctive or other equitable relief, including specific performance, may be brought in any court of competent jurisdiction and any judgment, order or decree relating thereto shall have precedence over any arbitral award or proceeding.

    12. GENERAL PROVISIONS.

        (a) FURTHER ASSURANCES. Holder shall promptly take all actions and execute all documents requested by the Company which the Company deems to be reasonably necessary to effectuate the terms and intent of this Agreement.

        (b) NOTICES. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be given to the parties hereto as follows:

                      If to the Company, to:

                      NEW IMAGE INDUSTRIES, INC.
                      21218 Vanowen Street
                      Canoga Park, California  91303
                      Attention:  President

                      If to Holder, to the address set
                      forth in the records of the Company,

or at such other address or addresses as may have been furnished by either party in writing to the other party hereto. Any such notice, request, demand or other communication shall be effective (i) if given by mail, two days after such communication is deposited in the mail by first-class certified mail, return receipt requested, postage prepaid, addressed as aforesaid, or
(ii) if given by any other means, when delivered at the address specified in this subparagraph (b).

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        (c)  GOVERNING LAW.  THIS Agreement SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE IN, AND TO BE PERFORMED WITHIN, THAT STATE. JURISDICTION AND VENUE OVER ANY LEGAL ACTION BROUGHT HEREUNDER SHALL RESIDE EXCLUSIVELY IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA. EACH OF THE PARTIES HERETO WAIVE THEIR RIGHT TO A JURY TRIAL WITH RESPECT TO ANY SUCH LEGAL ACTIONS.

        (d) ATTORNEYS' FEES. In the event that any action, suit or arbitration or other proceeding is instituted upon any breach of this Agreement, the prevailing party shall be paid by the other party thereto an amount equal to all of the prevailing party's costs and expenses, including attorneys' fees incurred in each and every such action, suit or proceeding (including any and all appeals or petitions therefrom). As used in this Agreement, "attorneys' fees" shall mean the full and actual cost of any legal services actually performed in connection with the matter involved calculated on the basis of the usual fee charged by the attorney performing such services and shall not be limited to "reasonable attorneys' fees" as defined in any statute or rule of court.

        (e) AMENDMENT; WAIVER. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors, heirs and personal representatives. No provision of this Agreement may be amended or waived unless in writing signed by all of the parties to this Agreement. Waiver of any one provision of this Agreement shall not be deemed to be a waiver of any other provision.

        (f) NO FINDERS. The parties each agree to indemnify and hold harmless the other against any expense incurred by reason of any consulting, brokerage commission or finder's fee alleged to be payable to any person in connection with the transactions contemplated hereby because of any act, omission or statement of indemnifying party or any dealings by the indemnifying party with any consultant, broker or finder.

        (g) EXPENSES. Each of the parties shall pay its own expenses incurred in connection with the preparation of this Agreement and the consummation of the transactions contemplated hereby.

        (h) SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be or become prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

        (i) COUNTERPARTS. This Agreement may be executed in several counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all of the parties have not signed the same counterpart.

        (j) ENTIRE AGREEMENT. This Agreement constitutes and embodies the entire understanding and agreement of the parties hereto relating to the subject matter hereof and there are no other agreements or understandings, written or oral, in effect between the parties relating to such subject matter except as expressly referred to herein.

        (k) MISCELLANEOUS. Titles and captions contained in this Agreement are inserted for convenience of reference only and do not constitute a part of this Agreement for any other purpose. Except as specifically provided herein, neither this Agreement nor any right pursuant hereto or interest herein shall be assignable by any of the parties hereto without the prior written consent of the other party hereto.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                          NEW IMAGE INDUSTRIES, INC.

                                          By:  /s/ Roger Leddington
                                               --------------------------------

                                          Its: PRESIDENT
                                               --------------------------------


                                          COLMAN FURLONG & CO.

                                          By:  /s/ Robert S. Colman
                                               --------------------------------

                                          Its: G.P.
                                               --------------------------------

                                  EXHIBIT "A"

                               NOTICE OF EXERCISE

                (TO BE SIGNED ONLY UPON EXERCISE OF THE WARRANT)


TO:  New Image Industries, Inc.

     The undersigned hereby irrevocably elects (to the extent indicated herein) to exercise the purchase right represented by the Warrant granted to the undersigned on March 24, 1995 and to purchase thereunder________ shares of Common Stock of New Image Industries, Inc., a Delaware corporation (the "Company"). The closing of the exercise of the purchase right shall take place at_______ on ____________________ , ____ at the principal executive office of the Company located at 21218 Vanowen Street, Canoga Park,
California 91303.

                                          COLMAN FURLONG & CO.

                                          By:  ________________________________

                                          Its: ________________________________